UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
December 6, 2017
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 Elliott Avenue West
Seattle, WA	98119
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 6, 2017, Andrew Reinland, Executive Vice President and Chief Financial Officer of F5 Networks, Inc. (the “Company”), informed the Company of his plans to retire during the Company’s third fiscal quarter, which ends June 30, 2018. In the meantime, Mr. Reinland will continue in his current roles at the Company and will assist the Company in conducting a thorough search for his successor, including consideration of internal and external candidates, and otherwise in the transition. In recognition of, among other things, his long and distinguished service to the Company, the Company has accelerated the vesting of 7,301 of Mr. Reinland’s restricted stock units from November 1, 2018 to May 1, 2018, in accordance with the terms of the related retention award agreement.
Forward Looking Statements
Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events, performance, results and actions, such as “will” and “expect,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The forward-looking statements in this report include, among others, statements regarding management changes. Forward-looking statements are not guarantees of future actions, events, results or performance, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or its management or Board, as well as those beyond the Company’s control, including those taken by third parties. Such risks and uncertainties include, but are not limited to, timing of changes in and integration of management (and related arrangements) and changes in strategic and other business objectives. For more information on factors that may affect future performance, events, results or actions, please review “Risk Factors” described in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the SEC, as well as other public filings with the SEC. These forward-looking statements reflect the Company’s expectations as of the date hereof, and the Company undertakes no obligation to update the information provided herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: December 12, 2017	By:	/s/ Scot Rogers
Scot Rogers
Executive Vice President and General Counsel